                                  EXHIBIT 10.6

          THIS SIXTH CREDIT AMENDING AGREEMENT made as of the 13th day of February, 2003.

A M O N G:

                        KINGSWAY FINANCIAL SERVICES INC.
                      AND KINGSWAY U.S. FINANCE PARTNERSHIP
                                  As Borrowers

                                       AND

                       The Lenders named herein as Lenders

                                       AND

                       CANADIAN IMPERIAL BANK OF COMMERCE,
                             As Administrative Agent

                                       AND

                       LASALLE BANK NATIONAL ASSOCIATION,
                              As Syndication Agent

          WHEREAS:

          1. Pursuant to a Credit Agreement made as of the 28th day of May, 2002 among the parties hereto as amended by a credit amending agreement dated September 24th, 2002, a second credit amending agreement also dated September 24/th/, 2002, a third credit amending agreement dated as of October 30, 2002, a fourth credit amending agreement dated December 4/th/, 2002 and a fifth credit amending agreement dated as of January 1, 2003 (collectively the "Credit Agreement"), the Lenders and the Agents established certain credit facilities in favour of the Borrowers;

          2. The Agents, the Lenders and the Borrowers have agreed to amend certain terms and conditions of the Credit Agreement in the manner hereinafter set forth;

            FOR VALUABLE CONSIDERATION, the parties agree as follows:

                                   ARTICLE I

                             AMENDMENT TO COVENANTS

1.01 Amendment to Capital Surplus Ratio Covenant. Sub-section 8.02(4) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

     "Capital Surplus Ratio. The Canadian Borrower shall maintain at all times a Capital Surplus Ratio on a Consolidated basis calculated quarterly on the last day of each fiscal quarter of the Canadian Borrower on a rolling four-quarter basis as follows:

     (i) from the Closing Date to and including June 30, 2002 of not greater than 2.75:1.00;

     (ii) from July 1, 2002 to and including December 31, 2002 of not greater than 3.50:1.00; and

     (iii) thereafter of not greater than 3.25:1.00."

                                   ARTICLE II

                     CONDITIONS PRECEDENT TO THIS AGREEMENT

2.01 Conditions Precedent.

This Sixth Credit Amending Agreement shall not come into effect and the Credit Agreement shall not be amended to reflect the amendments contemplated therein until execution and delivery of this Agreement by the parties hereto.

                                   ARTICLE III

                                  MISCELLANEOUS

3.01 Nature of Amendments and Defined Terms. It is acknowledged and agreed that the terms of this Sixth Credit Amending Agreement are in addition to and, unless specifically provided for, shall not limit, restrict, modify, amend or release any of the understandings, agreements or covenants as set out in the Credit Agreement. The Credit Agreement shall henceforth be read and construed in conjunction with this Sixth Credit Amending Agreement and the Credit Agreement together with all of the powers, provisions, conditions, covenants and agreements contained or implied in the Credit Agreement shall be and shall continue to be in full force and effect. References to the "Credit Agreement" or the "Agreement" in the Credit Agreement or in any other document delivered in connection with, or pursuant to, the Credit Agreement, shall mean the Credit Agreement, as amended hereby. Capitalized terms utilized in this agreement but not defined in this Agreement shall have the meanings ascribed to such terms in the Credit Agreement.

3.02 Assignment. This Sixth Credit Amending Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns but shall not be assignable by the Borrowers or either of them without the prior written consent of the Agents and Lenders.

3.03 Severability. Any provision of this Sixth Credit Amending Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

3.04 Governing Law. This Sixth Credit Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and shall be treated in all respects as an Ontario contract and the parties hereby submit and attorn to the non-exclusive jurisdiction of the courts of the Province of Ontario.

3.05 Further Assurances. The Borrowers shall from time to time and at all times hereafter, upon every reasonable request from the Agents or the Lenders, make, do, execute and deliver or cause to be made, done, executed and delivered, all such further acts, deeds and assurances and things as may be necessary in the opinion of the Agents for more effectually implementing and carrying out the true intent and meaning of this Sixth Credit Amending Agreement.

3.06 Counterparts. This Sixth Credit Amending Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one and the same agreement.

          IN WITNESS WHEREOF the parties hereto have executed this Sixth Credit Amending Agreement.

                                        KINGSWAY FINANCIAL SERVICES INC.


                                        By: /s/ William G. Star
                                            ------------------------------------
                                            Name:  William G. Star
                                            Title: President

                                        By: /s/ W. Shaun Jackson
                                            ------------------------------------
                                            Name:  W. Shaun Jackson
                                            Title: Executive Vice President &
                                                   Chief Financial Officer

                                        KINGSWAY U.S. FINANCE PARTNERSHIP
                                        by its Partners


                                        KINGSWAY FINANCIAL SERVICES INC.


                                        By: /s/ W. Shaun Jackson
                                            ------------------------------------
                                            Name:  W. Shaun Jackson
                                            Title: Vice President & Secretary


                                        By: /s/ W. Shaun Jackson
                                            ------------------------------------
                                            Name:  W. Shaun Jackson
                                            Title: Secretary

                                        CANADIAN IMPERIAL BANK OF COMMERCE,
                                        AS CANADIAN LENDER


                                        By: /s/ Ralph Sehgal
                                            ------------------------------------
                                            Name:  Ralph Sehgal
                                            Title: Executive Director


                                        By: /s/ Patti Perras Shugart
                                            ------------------------------------
                                            Name:  Patti Perras Shugart
                                            Title: Managing Director


                                        HSBC BANK CANADA,
                                        AS CANADIAN LENDER


                                        By: /s/ Martin J. Haythorne
                                            ------------------------------------
                                            Name:  Martin J. Haythorne
                                            Title: Assistant Vice President
                                                   Corporate & Institutional
                                                   Banking

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        AS U.S. LENDER


                                        By: /s/ Brad Kronland
                                            ------------------------------------
                                            Name:  Brad Kronland
                                            Title: Assistant Vice President


                                        By: /s/ Robert Frentzel
                                            ------------------------------------
                                            Name:  Robert Frentzel
                                            Title: Senior Vice President

                                    CANADIAN IMPERIAL BANK OF COMMERCE
                                    NEW YORK AGENCY, AS U.S. LENDER


                                    By: /s/ Geraldine Kerr
                                        ----------------------------------------
                                        Name:  Geraldine Kerr
                                        Title: Executive Director
                                               CIBC World Markets Corp. As Agent


                                    By: ________________________________________
                                        Name:
                                        Title:


                                    CANADIAN IMPERIAL BANK OF COMMERCE,
                                    AS ADMINISTRATION AGENT


                                    By: /s/ Ralph Sehgal
                                        ----------------------------------------
                                        Name:  Ralph Sehgal
                                        Title: Executive Director


                                    By: /s/ David Evelyn
                                        ----------------------------------------
                                        Name:  David Evelyn
                                        Title: Director


                                    LASALLE BANK NATIONAL ASSOCIATION,
                                    AS SYNDICATION AGENT


                                    By: /s/ Brad Kronland
                                        ----------------------------------------
                                        Name:  Brad Kronland
                                        Title: Assistant Vice President


                                    By: /s/ Robert Frentzel
                                        ----------------------------------------
                                        Name:  Robert Frentzel
                                        Title: Senior Vice President